Q2 Fiscal 2025 Financial Results Conference Call Vice President, Investor Relations & Treasurer Kristine Moser Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz October 30, 2024 President & Chief Executive Officer David J. Wilson

© 2024 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this document, including, but are not limited to, statements relating to: (i) our strategy, outlook and growth prospects, our third quarter and full year fiscal 2025 guidance, the amount of expected annual interest savings from the Term Loan B repricing, and our fiscal 2027 targets and goals; (ii) our operational and financial targets and capital allocation policy; (iii) general economic trends and trends in the industry and markets; (iv) the amount of debt to be paid down by the Company during fiscal year 2025; (v) the estimated costs and benefits related to the consolidation of the Company’s North American linear motion operations in Charlotte, North Carolina to its manufacturing facility in Monterrey, Mexico; and (vi) the competitive environment in which we operate, are forward looking statements. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward- looking statements. Forward-looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures are noted and reconciliations of comparable GAAP measures with non-GAAP financial measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2024 COLUMBUS MCKINNON CORPORATION 3 Q2 FY25 Quarterly Review Orders increased 16% with a book-to-bill ratio of 1.08x with strength in precision conveyance Net sales decreased 6% impacted by disruption from Hurricane Helene, our footprint simplification initiative that transitioned linear motion manufacturing to Monterrey, MX and project timing Results included $17.5 million2 of non-cash pension settlement expense and $11.8 million2 of costs for factory simplification and Monterrey, MX facility start-up costs GAAP EPS of ($0.52) and Adjusted EPS1 of $0.70 Repaid $30 million of debt YTD; Anticipate $60 million of debt repayment in FY25 Repurchased $4.9 million in shares in Q2 FY25 with an additional $5.0 million repurchased in October Strong Order Growth and Healthy Pipeline Reflect Progress with Our Strategic Initiatives 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. 2 $17.5 million and $11.8 million of expenses as applicable, referenced above, represent the $23.2 and $15.7 million of gross expenses, as applicable, tax effected at a 24.6% tax rate.

© 2024 COLUMBUS MCKINNON CORPORATION 4 Healthy pipeline of opportunities • Orders up 16% Y/Y with growth in all geographies and across all product platforms o Strength in precision conveyance, up 42% Y/Y with 20%+ growth for each of our recent acquisitions o Automation orders up 24% Y/Y • Project orders increased 33% and short-cycle orders remained stable • Encouraging funnel for project business Backlog up 8% sequentially • Project order growth increasing long-term backlog • Lead times improving; Customer experience remains an important focus • Expect short-term backlog to normalize from elevated levels over time Orders and Backlog 1Long term backlog is expected to ship beyond three months $148.3 $151.3 $144.6 $156.0 $172.5 $169.4 $147.1 $136.2 $136.8 $145.1 $317.7 $298.4 $280.8 $292.8 $317.6 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Orders Grew 16% Y/Y with Book-to-Bill Ratio of 1.08x Book:Bill $226.5 $231.2 $258.1 $252.6 $261.6 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Orders Short Term Long Term1 Backlog ($ in millions, $M)

© 2024 COLUMBUS MCKINNON CORPORATION 5 Net Sales Volume Impacted by Hurricane Helene, Footprint Simplification and Project Backlog Timing $258.4 $3.8 ($20.2) $0.3 $242.3 Q2 FY24 Pricing Volume FX Q2 FY25 Q2 FY25 Net Sales Bridge Q2 FY25 net sales decreased Y/Y due to: • Hurricane Helene • Linear motion factory consolidation to Monterrey, MX • Timing of Automation order and backlog phasing • Timing of EMEA project phasing ($ in millions, $M)

Gross Profit & Margin

CMCO INTELLIGENT MOTION

($ in millions, $M)

Q2 FY25 Gross Profit



$100.0
38.7%
Q2 FY24
$0.1
Pricing, Net of Mfg Cost Changes
($12.3)
Sales Volume & Mix
$0.2
FX Impact
($2.2)
Monterrey & Start-Up Costs
($10.8)
Factory Cons Costs
($0.3)
Other
$74.7
30.9%
Q2 FY25
Gross Margin

Q2 FY25 Adjusted Gross Profit[1]



$100.0
38.7%
Q2 FY24
$0.1
Pricing, Net of Mfg Cost Changes
($12.3)
Sales Volume & Mix
$0.2
FX Impact
$87.9
36.3%
Q2 FY25
Adj. Gross Margin

Q2 FY25 gross margin of 30.9%

- Gross profit of $74.7M impacted by:
  - Factory consolidation costs
  - Sales volume & mix

Q2 FY25 Adjusted Gross Margin[1] of 36.3%

- Adjusted Gross Profit[1] excludes:
  - Factory consolidation costs
  - Monterrey, Mexico start-up costs

Adjusted Gross Margin[1] Impacted by Sales Volume and Mix

© 2024 COLUMBUS MCKINNON CORPORATION

[1] Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

6

© 2024 COLUMBUS MCKINNON CORPORATION 7 RSG&A $26.9 $26.6 $26.9 $27.8 $26.9 $25.7 $26.3 $27.4 $26.4 $23.4 $6.5 $6.7 $7.1 $6.2 $6.1 $59.1 $59.5 $61.4 $60.4 $56.4 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q2 FY25 RSG&A decreased $2.7M Y/Y • R&D costs decreased $0.4M Y/Y • G&A cost decreased $2.3M Y/Y driven by cost saving initiatives and lower incentive-based compensation • Selling costs in-line with prior year Note: Components may not add to totals due to rounding Remain Focused on Effectively Managing Costs in a Dynamic Environment 23.3%25.2%23.1%23.4%22.9%RSG&A as a % of Net Sales R&D Selling G&A ($ in millions, $M) Quarterly RSG&A

© 2024 COLUMBUS MCKINNON CORPORATION 8 Operating Income Q2 FY25 operating income of $10.8M, impacted by factory simplification and Monterrey, MX start-up costs • Operating margin of 4.5% Q2 FY25 Adjusted Operating Income1 of $27.0M, impacted by lower sales volumes and mix • Adjusted Operating Margin1 of 11.1% Q2 FY25 Adjusted Operating Margin1 up 40 bps Q/Q $33.4 $26.9 $25.4 $21.1 $10.8 $34.1 $29.7 $31.1 $25.7 $27.0 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. 4.5%8.8%9.6%10.6%12.9%Operating Margin 11.1%10.7%11.7%11.7%13.2%Adj. Operating Margin1 ($ in millions, $M) Quarterly Operating Income Adjusted1 GAAP

© 2024 COLUMBUS MCKINNON CORPORATION 9 Earnings Per Share Adjusted EPS1 of $0.70 in Q2 FY25 Includes $0.03 Headwind Related to Hurricane Helene Quarterly Diluted EPS $0.55 $0.34 $0.41 $0.30 $(0.52) $0.76 $0.74 $0.75 $0.62 $0.70 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q2 FY25 net loss of $15.0M impacted by: • $17.5M pension settlement costs • $11.8M of factory simplification and start up costs as we transition manufacturing to Monterrey, MX • Partially offset by $1.4M lower interest expense and $1.9M change in FX (gain vs. loss in prior year) Q2 FY25 Adjusted Net Income1 of $20.2M decreased $1.7M Y/Y • Adjusted Operating Income1 decreased $5.4M EPS will benefit in future from 0.3M of recent share repurchases Adjusted1 GAAP ($15.0)$8.6$11.8$9.7$15.8Net Income $20.2$18.0$21.8$21.4$21.9Adj. Net Income1 Note: All variance numbers are tax effected at a 24.6% rate for GAAP and a 25.0% rate for Adjusted. 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. ($ in millions, $M)

Adjusted EBITDA

($ in millions, $M)



Quarterly Adjusted EBITDA[1]
$45.7
$41.3
$43.0
$37.5
$39.2
Q2 FY24
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25

	Q2 FY24	Q3 FY24	Q4 FY24	Q1 FY25	Q2 FY25
Adj. EBITDA Margin[1]	**17.7%**	**16.3%**	**16.2%**	**15.6%**	**16.2%**

Q2 FY25 Adjusted EBITDA[1] of $39.2M, impacted by:

- Lower sales volume and mix

Q2 FY25 Adjusted EBITDA Margin[1] of 16.2%

- Expect 80/20 initiatives, factory simplification, and operating leverage on increased scale to drive continued margin expansion
- Targeting ~21% Adjusted EBITDA Margin[1] in FY27

Q2 FY25 Adjusted EBITDA Margin[1] Increased 60 bps Q/Q

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© 2024 COLUMBUS MCKINNON CORPORATION

1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

Cash Flow

($ in millions, $M)

Free Cash Flow[1] & FCF Conversion[1]



$86.6
951%
FY21
$35.8
121%
FY22
$71.0
147%
FY23
$42.4
91%
FY24
$41.8
277%
TTM Q2 FY25

	Q2		YTD	
	9/30/24	9/30/23	9/30/24	9/30/23
Net cash provided by (used for) operating activities	**$ 9.4**	**$16.7**	**($1.4)**	**($0.6)**
Capital Expenditures	5.4	5.0	10.1	10.3
Free Cash Flow (FCF)[1]	**$ 3.9**	**$11.6**	**($11.4)**	**($10.9)**

Note: Components may not sum due to rounding

YTD Net cash used for operating activities and Free Cash Flow[1] in-line with prior year

Free Cash Flow Conversion[1] of 277% on a trailing twelve-month basis

- Reflects impact of noncash pension settlement expense on GAAP net income

YTD Free Cash Flow[1] In-Line with Prior Year

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© 2024 COLUMBUS MCKINNON CORPORATION

1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

Capital Structure

($ in millions, $M)

CAPITALIZATION	September 30, 2024		March 31, 2024	
Term Loan B	$	447.6	$	477.6
AR Securitization Facility		45.0		45.0
Capital Lease		12.6		12.9
Unamortized Deferred Financing Fees		(4.6)		(5.3)
Total debt		**500.6**		**530.2**
Cash and cash equivalents	$	55.7	$	114.1
Debt, net of cash and cash equivalents		**444.9**		**416.1**
Shareholders' equity		896.1		882.1
Total capitalization	**$**	**1,396.7**	**$**	**1,412.3**
Net capitalization	**$**	**1,341.1**	**$**	**1,298.2**
Debt/total capitalization		*35.8%*		*37.5%*
Net debt/net total capitalization		*33.2%*		*32.1%*

Repaid $10M of debt in Q2 FY25; $30M YTD FY25

Repriced Term Loan B debt in Mar 2024 resulting in ~$2.5M of annual interest expense savings

- Repriced TLB in March 2024 reducing applicable margin by 25 bps to 250 bps and eliminated 26 bps credit spread adjustment
- 83% of total debt is hedged at a weighted average fixed cost of 5.4%

Q2 FY25 Net Leverage Ratio[1] of 2.7x flat with prior year

Financial flexibility with $220M of liquidity

Anticipate Debt Repayment of $60M in FY25; Repurchased $10M of Shares in Q2 and Early Q3 FY25

12

© 2024 COLUMBUS MCKINNON CORPORATION

1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

Note: Components may not add to totals due to rounding

FY2025 Guidance

	FY25	Q3 FY25
Net Sales ($M)	Flat to low-single digit growth Y/Y	Flat Y/Y
Adjusted EPS[1]	Mid-single digit growth Y/Y	Flat Y/Y
Capital Expenditures	$20 to $25 million	
Net Leverage Ratio[1]	~2.3x	

Guidance Assumptions:

- FY25: ~$32M of interest expense, ~$30M of amortization, an effective tax rate of ~25% and 29.0M diluted average shares
- Q3 FY25: ~$8M of interest expense, ~$8M of amortization, an effective tax rate of ~25% and 28.9M diluted average shares

Full Year Guidance Delivers Mid-single Digit EPS Growth in FY25

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© 2024 COLUMBUS MCKINNON CORPORATION

[1] Adjusted EPS and Net Leverage Ratio are non-GAAP financial measures. See supplemental information for additional information on non-GAAP financial measures. Forward-looking guidance for Adjusted EPS and Net Leverage Ratio are made in a manner consistent with the relevant definitions and assumptions noted herein, but reconciliations are not available on a forward-looking basis without unreasonable effort.

Q2 Fiscal 2025 Financial Results Conference Call Vice President, Investor Relations & Treasurer Kristine Moser Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz October 30, 2024 President & Chief Executive Officer David J. Wilson

Supplemental Information

© 2024 COLUMBUS MCKINNON CORPORATION 16 Conference Call Playback Info Replay Number: 1-888-660-6345 passcode: 93312# Telephone replay available through November 6, 2024 Webcast / PowerPoint / Replay available at investors.cmco.com Transcript, when available, at investors.cmco.com

© 2024 COLUMBUS MCKINNON CORPORATION 17 The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this presentation. The non-GAAP financial measures in this presentation may differ from similarly titled measures used by other companies. • Adjusted Gross Profit and Adjusted Gross Margin • Adjusted Operating Income and Adjusted Operating Margin • Adjusted Net Income and Adjusted EPS • Adjusted EBITDA and Adjusted EBITDA Margin • Free Cash Flow and Free Cash Flow Conversion • ROIC • Net Debt and Net Leverage Ratio Forward-Looking: The Company has not reconciled the Adjusted EBITDA Margin, Adjusted EPS and Net Leverage Ratio guidance to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide guidance for the comparable GAAP financial measures. Forward-looking guidance regarding Adjusted EPS and Net Leverage Ratio for fiscal 2025 is made in a manner consistent with the relevant definitions and assumptions noted herein. Forward-looking guidance regarding Adjusted EBITDA Margin for fiscal 2027 is made in a manner consistent with the relevant definitions and assumptions noted herein. Non-GAAP Measures

© 2024 COLUMBUS MCKINNON CORPORATION 18 Quarter($ in thousands) Q2 FY25Q2 FY24 $ 74,743$ 99,976 Gross profit Add back (deduct): 76—Business realignment costs 171—Hurricane Helene cost impact 10,763—Factory and warehouse consolidation costs 2,185—Monterrey, MX new factory start-up costs $ 87,938$ 99,976 Adjusted Gross Profit $ 242,274$ 258,400 Net sales 30.9% 38.7%Gross margin 36.3%38.7%Adjusted Gross Margin Adjusted Gross Profit is defined as gross profit as reported, adjusted for certain items. Adjusted Gross Margin is defined as Adjusted Gross Profit divided by net sales. Adjusted Gross Profit and Adjusted Gross Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Gross Profit and Adjusted Gross Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Gross Profit and Adjusted Gross Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s gross profit and gross profit margin to the historical periods' gross profit and gross margin, as well as facilitates a more meaningful comparison of the Company’s gross profit and gross profit margin to that of other companies. Non-GAAP Measures: Adjusted Gross Profit and Adjusted Gross Margin

Non-GAAP Measures: Adjusted Operating Income and Adjusted Operating Margin

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter				
	Q2 FY24	Q3 FY24	Q4 FY24	Q1 FY25	Q2 FY25
Income from operations	$ 33,351	$ 26,912	$ 25,437	$ 21,147	$ 10,805
Add back (deduct):					
Acquisition deal and integration costs	508	113	3	—	—
Business realignment costs	40	1,452	—	850	281
Headquarter relocation costs	146	510	175	96	51
Hurricane Helene cost impact	—	—	—	—	171
Factory and warehouse consolidation	82	—	545	—	11,904
Cost of debt repricing	—	—	1,190	—	—
Monterrey, MX new factory start-up costs	—	755	3,734	3,566	3,751
Adjusted Operating Income	$ 34,127	$ 29,742	$ 31,084	$ 25,659	$ 26,963
Net sales	$ 258,400	$ 254,143	$ 265,504	$ 239,726	$ 242,274
Operating margin	12.9%	10.6%	9.6%	8.8%	4.5%
Adjusted Operating Margin	13.2%	11.7%	11.7%	10.7%	11.1%

Adjusted Operating Income is defined as income from operations as reported, adjusted for certain items. Adjusted Operating Margin is defined as Adjusted Operating Income divided by net sales. Adjusted Operating Income and Adjusted Operating Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Operating Income and Adjusted Operating Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Operating Income and Adjusted Operating Margin, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's income from operations and operating margin to the historical periods' income from operations and operating margin, as well as facilitates a more meaningful comparison of the Company's income from operations and operating margin to that of other companies.

19

Non-GAAP Measures: Adjusted Net Income and Adjusted EPS

CMCO INTELLIGENT MOTION

($ in thousands, except per share data)	Quarter				
	Q2 FY24	Q3 FY24	Q4 FY24	Q1 FY25	Q2 FY25
Net income	$ 15,813	$ 9,728	$ 11,809	$ 8,629	$ (15,043)
Add back (deduct):					
Amortization of intangibles	7,508	7,486	7,525	7,500	7,547
Acquisition deal and integration costs	508	113	3	—	—
Business realignment costs	40	1,452	—	850	281
Headquarter relocation costs	146	510	175	96	51
Hurricane Helene cost impact	—	—	—	—	171
Non-cash pension settlement expense	—	4,599	385	—	23,201
Factory and warehouse consolidation	82	—	545	—	11,904
Monterrey, MX new factory start-up costs	—	755	3,734	3,566	3,751
Cost of debt repricing	—	—	1,190	—	—
Tax indemnification payment owed	—	—	1,192	—	—
Normalize tax rate to 25%	(2,199)	(3,227)	(4,767)	(2,595)	(11,647)
Adjusted Net Income	$ 21,898	$ 21,416	$ 21,791	$ 18,046	$ 20,216
GAAP average shares outstanding	29,001	28,991	29,129	29,127	28,869
Add back:					
Effect of diluted share-based awards	—	—	—	—	205
Adjusted Diluted Shares Outstanding	29,001	28,991	29,129	29,127	29,074
GAAP EPS	$ 0.55	$ 0.34	$ 0.41	$ 0.30	$ (0.52)
Adjusted EPS	$ 0.76	$ 0.74	$ 0.75	$ 0.62	$ 0.70

Adjusted Net Income, Adjusted Diluted Shares Outstanding and Adjusted EPS are defined as net income (loss) and GAAP EPS as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted Net Income, Adjusted Diluted Shares Outstanding and Adjusted EPS are not measures determined in accordance with GAAP and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Net Income, Adjusted Diluted Shares Outstanding and Adjusted EPS, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of current periods' net income (loss), average diluted shares outstanding and GAAP EPS to the historical periods' net income (loss), average diluted shares outstanding and GAAP EPS, as well as facilitates a more meaningful comparison of the Company's net income (loss) and GAAP EPS to that of other companies. The Company believes that presenting Adjusted Net Income, Adjusted Diluted Shares Outstanding and Adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

20

Non-GAAP Measures: Adjusted EBITDA and Adjusted EBITDA Margin

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter				
	Q2 FY24	**Q3 FY24**	**Q4 FY24**	**Q1 FY25**	**Q2 FY25**
Net income	$ 15,813	$ 9,728	$ 11,809	$ 8,629	$ (15,043)
Add back (deduct):					
Income tax expense (benefit)	5,100	3,911	2,497	3,421	(4,908)
Interest and debt expense	10,211	9,952	9,169	8,235	8,352
Investment (income) loss	88	(758)	(547)	(209)	(610)
Foreign currency exchange (gain) loss	1,746	(1,155)	752	395	(792)
Other (income) expense, net	393	5,234	1,757	676	23,806
Depreciation and amortization expense	11,592	11,570	11,893	11,840	12,188
Acquisition deal and integration costs	508	113	3	—	—
Business realignment costs	40	1,452	—	850	281
Factory and warehouse consolidation	82	—	545	—	11,904
Headquarter relocation costs	146	510	175	96	51
Hurricane Helene cost impact	—	—	—	—	171
Cost of debt repricing	—	—	1,190	—	—
Monterrey, MX new factory start-up costs	—	755	3,734	3,566	3,751
Adjusted EBITDA	$ 45,719	$ 41,312	$ 42,977	$ 37,499	$ 39,151
Net sales	$ 258,400	$ 254,143	$ 265,504	$ 239,726	$ 242,274
Net income margin	6.1%	3.8%	4.4%	3.6%	(6.2)%
Adjusted EBITDA Margin	17.7%	16.3%	16.2%	15.6%	16.2 %

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. Adjusted EBITDA and Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted EBITDA and Adjusted EBITDA Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA Margin, are important for investors and other readers of the Company's financial statements.

21

© 2024 COLUMBUS MCKINNON CORPORATION Free Cash Flow is defined as net cash provided by (used for) operating activities less capital expenditures. Free Cash Flow Conversion is defined as Free Cash Flow divided by net income. Free Cash Flow and Free Cash Flow Conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Free Cash Flow and Free Cash Flow Conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current periods’ Free Cash Flow and Free Cash Flow Conversion to Free Cash Flow and Free Cash Flow Conversion for historical periods. 22 TTMFiscal YearQuarterYear-to-Date($ in thousands) Q2 FY252024202320222021Q2 FY25Q2 FY24Q2 FY25Q2 FY24 $ 66,386$ 67,198 $ 83,636 $ 48,881 $ 98,890$ 9,387 $ 16,689 $ (1,370)$ (558)Net cash provided by (used for) operating activities (24,562)(24,813)(12,632)(13,104)(12,300)(5,439)(5,046)(10,068) (10,319)Capital expenditures $ 41,824 $ 42,385 $ 71,004 $ 35,777 $ 86,590$ 3,948$ 11,643$ (11,438)$ (10,877)Free Cash Flow (FCF) $ 15,123 $ 46,625$ 48,429 $ 29,660 $ 9,106Net income 277%91%147%121%951%Free Cash Flow Conversion Non-GAAP Measures: Free Cash Flow (FCF) and FCF Conversion

Non-GAAP Measures: ROIC

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year				
	2021	2022	2023	2024	TTM Q2 2025
Income from operations	$ 42,255	$ 73,781	$ 97,841	$ 107,148	$ 84,301
Add back (deduct):					
Acquisition deal and integration costs	3,951	10,473	616	3,211	116
Business realignment costs	1,470	3,902	5,140	1,867	2,583
Factory and warehouse consolidation	3,778	—	—	744	12,449
Headquarter relocation costs	—	—	996	2,059	832
Garvey contingent consideration	—	—	1,230	—	—
Monterrey, MX new factory start-up costs	—	—	—	4,489	11,806
Acquisition inventory step-up expense	—	5,042	—	—	—
Product liability settlement	—	2,850	—	—	—
Cost of debt repricing	—	—	—	1,190	1,190
Insurance settlement	229	—	—	—	—
Gain on sale of building	(2,638)	—	—	—	—
Hurricane Helene cost impact	—	—	—	—	171
Acquisition amortization of backlog	—	2,100	—	—	—
Adjusted Operating Income	$ 49,045	$ 98,148	$ 105,823	$ 120,708	$ 113,448
Adjusted Operating Income, net of normalized tax rate of 25%	$ 36,784	$ 73,611	$ 79,367	$ 90,531	$ 85,086
Trailing five quarter averages:					
Total debt	260,130	438,768	491,410	539,296	531,232
Total shareholders' equity	487,523	701,640	795,410	859,119	879,287
Cash and cash equivalents	168,599	123,636	100,922	111,260	88,037
Net total capitalization	$ 579,054	$ 1,016,772	$ 1,185,898	$ 1,287,086	$ 1,322,482
Return on Invested Capital (ROIC)	6.4%	7.2%	6.7%	7.0%	6.4%

ROIC is defined as Adjusted Operating Income, net of taxes at a *25%* normalized rate *(fiscal 2021, 2022 and 2023 restated with a 25% normalized tax rate versus the 22% tax rate previously reported)*, for the trailing twelve months divided by the average of total debt plus total shareholders' equity less cash and cash equivalents (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial information, such as ROIC, is important for investors and other readers of the Company's financial statements.

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© 2024 COLUMBUS MCKINNON CORPORATION 24 Net Debt is defined in the credit agreement as total debt plus standby letters of credit, net of cash and cash equivalents. Net Leverage Ratio is defined as Net Debt divided by the Credit Agreement Trailing Twelve Month (“TTM”) Adjusted EBITDA. Credit Agreement TTM Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Credit Agreement Adjusted EBITDA Margin is defined as Credit Agreement TTM Adjusted EBITDA divided by net sales. Net Debt, Net Leverage Ratio, Credit Agreement TTM Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Net Debt, Net Leverage Ratio, Credit Agreement TTM Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin are important for investors and other readers of the Company’s financial statements. Non-GAAP Measures: Net Debt and Net Leverage Ratio 1 EBITDA is normalized to include a full year of the acquired entity and assuming that deal related synergies are achieved for montratec in TTM Q2 FY24. 2 The Company’s credit agreement definition of Adjusted EBITDA excludes certain acquisition deal and integration costs and business realignment costs that are incurred beyond one year after the close of an acquisition. 3 The Company's credit agreement definition of Adjusted EBITDA excludes certain Monterrey, MX factory start-up costs. Trailing Twelve Month($ in thousands) Q2 FY25Q2 FY24 $ 15,123$ 51,012 Net income Add back (deduct): —5,410 Annualize EBITDA for montratec1 —293 Annualize synergies for montratec1 4,920 20,694 Income tax expense (benefit) 35,708 33,807 Interest and debt expense 28,185—Non-cash pension settlement 2,4871,967 Amortization of deferred financing costs 10,950 12,060 Stock compensation expense —1,230Garvey contingent consideration 47,491 43,536Depreciation and amortization expense 1163,606 Acquisition deal and integration costs —(510)Excluded deal and integration costs2 2,5832,664 Business realignment costs —(2,249)Excluded business realignment costs2 12,449199Factory and warehouse consolidation 8322,370 Headquarter relocation costs 1,190—Cost of debt refinancing 11,806—Monterrey, MX new factory start-up costs (3,664)—Excluded Monterrey, MX new factory start-up costs3 $ 170,176$ 176,089 Credit Agreement TTM Adjusted EBITDA 500,614 564,841 Total debt 15,692 15,525 Standby letters of credit (55,683)(99,058)Cash and cash equivalents $ 460,623 $ 481,308 Net Debt 2.71x2.73xNet Leverage Ratio